UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 31, 2002
(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation	Commission File Number	IRS Employer Identification No
(State or other Jurisdiction of Incorporation)	000-31257	84-1421844

380 Interlocken Crescent, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

Telephone Number (303) 460-9200
(Registrant’s telephone number, including area code)

Item 9.
SIGNATURE
EXHIBIT INDEX
EX-99.1 Certification by Chief Executive Officer
EX-99.2 Certification by Chief Financial Officer

Item 9.

Attached as Exhibit 99.1 and 99.2 are the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation

By:	/s/ Thomas O. McGimpsey Thomas O. McGimpsey Vice President of Corporate Development, General Counsel and Secretary

Dated: October 31, 2002

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Sarbanes-Oxley Act Certification by Chief Executive Officer

99.2	Sarbanes-Oxley Act Certification by Chief Financial Officer